UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2017

BLACK RIDGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of Principal Executive Offices) (Zip Code)

(952) 426-1241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On October 10, 2017, Black Ridge Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 12,000,000 of its units (“Units”). Each Unit consisted of one share of common stock, par value $.0001 per share (“Common Stock”), one right to receive one-tenth of one share of Common Stock upon consummation of an initial business combination (“Right”) and one redeemable warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share commencing on the later of the Company’s completion of its initial business combination or 12 months from the closing of the offering (“Warrant”). Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 400,000 Units (“Private Placement Units”) and an option to purchase 600,000 Units (“Purchase Option”).

On October 18, 2017, the Company consummated the closing of the sale of 1,800,000 Units which were sold subject to the underwriter’s over-allotment option. The Company also consummated the closing of the sale of an additional 45,000 Private Placement Units to the original purchasers of the Private Placement Units in respect of their obligation to purchase such additional Private Placement Units upon the exercise of the underwriter’s over-allotment option.

The 13,800,000 Units sold in the IPO, including the 1,800,000 Units sold subject to the over-allotment option, were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $138,000,000. The 445,000 Private Placement Units, including the 45,000 Private Placement Units sold to the initial holders of Private Placement Units upon exercise of the underwriter’s over-allotment option, were sold at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $4,450,000. Of the gross proceeds of the IPO and Private Placement, $138,690,000 (or $10.05 per Unit sold in the IPO) was placed in trust.

A copy of the press release issued by the Company announcing the consummation of the sale of the Units subject to the over-allotment option and the sale of the additional Private Placement Units is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2017
BLACK RIDGE ACQUISITION CORP.

	By:	/s/ Ken DeCubellis
		Name:	Ken DeCubellis
		Title:	Chairman & Chief Executive Officer